1940 Act
Rule 30b2-1

VIA EDGAR

September 8, 2015

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Jackson VFL Variable Annuity Separate Account

File No. 811-07547, CIK 0001007009

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, each investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission on the dates indicated. These filings are hereby incorporated by reference.

Investment Company	CIK	Date Filed
The Alger Portfolios	0000832566	8/28/2015
AllianceBernstein Variable Products Series Fund, Inc.	0000825316	8/21/2015
American Century Variable Portfolios, Inc.	0000814680	8/24/2015
Federated Insurance Series	0000912577	8/25/2015
First Eagle Overseas Variable Fund	0001000249	8/24/2015
Franklin Templeton Variable Insurance Products Trust	0000837274	8/28/2015
Janus Aspen Series	0000906185	8/28/2015
Lazard Retirement Series, Inc.	0001033669	9/8/2015
MFS Variable Insurance Trust	0000918571	8/27/2015
Universal Institutional Funds, Inc.	0001011378	9/2/2015
Van Eck VIP Trust	0000811976	9/4/2015
Variable Insurance Products Fund	0000356494	8/24/2015
Variable Insurance Products Fund II	0000831016	8/24/2015
Variable Insurance Products Fund V	0000823535	8/28/2015

/s/Lois L. McGuire

Lois L. McGuire

Assistant Vice President

Phoenix Life Insurance Company

Administrator for Valley Forge Life Insurance Company